Exhibit 99.1

Pliant Reports a Record-Breaking 2007 and Looks Forward to a Great 2008

2 PLIANT – CONFIDENTIAL 2007 Financial Performance Highlights 2007 Financial Performance Highlights $97 million EBITDA on $1.1 billion in sales Figures are adjusted and unaudited EBITDAR profit rate was 11.4 cents/lb Above Pliant’s 4 year average of 11.1 cents/lb Record EBITDA profit rate in PVC products Record EBITDA profit rate in Stretch and Shrink products Net revolver balance (revolver usage plus cash on hand) was roughly unchanged year-end 2007 versus year-end 2006 Offset a 37% increase in PE resin prices by improving working capital turns to 6.6x

3 PLIANT – CONFIDENTIAL Record Sales in PVC business 103 million pounds Record Sales in Europe Record Sales in Mexico Record Sales from New Products Top 5 New Products generated an additional 35 million lbs of sales Record Sales in Medical Packaging products Record Sales of Personal Care printed products Record EBITDAR in Stretch and Shrink business Record EBITDAR profit rate in Stretch & Shrink business Record EBITDAR profit rate in PVC business Record recycling and resin re-manufacturing rates 135 million pounds of resin reused from internal and external scrap & waste 15% of total requirements Record plant operational efficiencies Net waste rates @ 4.1% 9 plants were below 1% waste 3 plants were 0% waste (or less) Record low number of salaried headcount 655 people on the payroll down from 870 in 4th qtr 2003 Record low number of plants in the footprint Consolidated 2 more manufacturing plants in 2007, 5 plants consolidated in 4 years Did extensive preparations to close 3 more plants Pliant Had Many Pliant Had Many Records Records in 2007 in 2007

4 PLIANT – CONFIDENTIAL Steady Resin Price Increases Caused Sales Price Compression Steady Resin Price Increases Caused Sales Price Compression Throughout the Year Throughout the Year -- -- That Was Largely Offset That Was Largely Offset The steady and large increases in PE resin prices caused Pliant to incur $23 million of sales price compression in its PE film contracts Dec '06 Jan '07 Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2006 2007 PLIANT COMPOSITE MATERIAL INDEX $ per pound

5 PLIANT – CONFIDENTIAL Pliant Pliant’s Business Plan is Working s Business Plan is Working Modernizing and advancing our capabilities at industry-leading levels . $164 million CAPEX invested in 4 years Consistently and aggressively lowering our costs . Factories reduced by 20% in 4 years . Operational waste reduced by 55% in 4 years . Salaried headcount reduced by 25% in 4 years Driving new product growth through a focused Innovation and R&D program . 45 people have worked continuously for 4 years to develop new products . New product sales are at record rates . Patents are at record rates . Into our 3rd year of a successful summer intern program . Developing custom resins & additives with key suppliers Supporting growth initiatives with a major marketing and IP program . Tradenaming all major film advancements . Rolling out with collateral, tradeshow awareness, magazine awareness Securing profitable business with winning customers under long-term contracts . Increasing the sales rate & earnings rate stability of the company

6 PLIANT – CONFIDENTIAL Existing Market Leadership Personal Care Medical Agricultural Stretch Bakery Frozen Food Converter Films Cookie, Cracker, Cereal Meat Films Cutter Boxes Pliant is Committed to Growth & Leadership Pliant is Committed to Growth & Leadership in its Existing Markets in its Existing Markets -- -- and Entering/Expanding into New Markets and Entering/Expanding into New Markets -- -- Market Entry/Expansion Shrink Films Food Service Distribution Stretch Hooder European Business/Export Canada Business/Export Mexico Business/Export

7 PLIANT – CONFIDENTIAL Cookie, Cracker & Cereal Films Bakery & Frozen Food Pliant is Proud to be Aligned With Pliant is Proud to be Aligned With Category Category-Winning Customers Winning Customers Personal Care & Medical Food Sealant Films Stretch & Shrink Meat Films & Cutter Boxes

8 PLIANT – CONFIDENTIAL $0 $10 $20 $30 $40 $50 2005 2006 2007 2008 Plan Pliant is Modernizing & Advancing Its Capabilities at Leadership Pliant is Modernizing & Advancing Its Capabilities at Leadership Levels Levels -- -- $164 Million Invested in 4 Year Period $164 Million Invested in 4 Year Period – We are Expanding Growth Areas and Lowering Our Costs We are Expanding Growth Areas and Lowering Our Costs Capital Investment ($ Million)

9 PLIANT – CONFIDENTIAL 185% 123% 107% 97% 88% 81% 58% 53% 49% 37% 0% 20% 40% 60% 80% 100% 120% 140% 160% 180% 200% Winpak Sealed Air Pliant AEP Bemis Atlantis Clopay Tredegar Berry Pactiv Pliant Pliant’s Investment Rate is Among the Highest in s Investment Rate is Among the Highest in the Flexible Packaging Industry the Flexible Packaging Industry Peer Company Comparable Segments 2007 YTD Capital Expenditure Investment Rates CapEx / Depreciation Rate Notes: Financial metrics for Atlantis, Berry, Griffon, Pactiv, Sealed Air and Tredegar are for comparable business segments only Sealed Air, Bemis Clopay, Berry & Pactiv reflect 2006 spending – segment spending not reported quarterly. Other results are 2007 YTD D & A includes intangible Amortization for all companies (including Pliant) because it is not reported separately at segment level Alcan results not included because CapEx includes expenditures on acquisitions Source: Industry SEC filings, management estimates

Plant Modernization Example

Pliant Has Transformed its Macedon, NY Plant into a Printed Products Competitive Powerhouse

PLIANT

2005
- Doubled the size of the factory to 330K square feet

2006
- Installed 10 color press
- Installed 8 color press
- Installed 5 bag lines
- Installed DuPont Cyrel® FAST plate making system

2007
- Installed 3-layer blown extrusion line
- Installed 10 color printing presses
- Installed 8 color printing press

2008
- Installing 10 color press in Q1
- Installing conveyer system in bag department in Q1
- Installing 2 bag lines in Q2
- Installing 4 film extrusion lines in Q3/Q4

Pliant has invested $28 Million in Macedon since 2005 to increase its competitiveness and grow sales – and more is on the way

PLIANT – CONFIDENTIAL

10

11 PLIANT – CONFIDENTIAL Pliant is an Innovator in Plastic Films and Pliant is an Innovator in Plastic Films and Flexible Plastic Packaging Flexible Plastic Packaging -- -- We Are Taking Our Leadership to the Next Level We Are Taking Our Leadership to the Next Level -- -- . 45 engineers for development and process support Lab, pilot and tech support . Focused, proprietary resin & additive development . Dedicated R&D centers Corporate Lab- Newport News Pilot Operations- Chippewa Falls . All leading approvals maintained ISO approved FPA Gold award winner FTA Gold award winner AIB Superior rated FDA approved . 100% in-house graphics design Digital concept to plate Flexographic & Rotogravure

Pliant Had a Record Year in 2007
Introducing New Products

PLIANT

Product	Market	Annualized Wins through 4th Qtr2007	
BULLSEYE™ PRINTED SHRINK FILM	➢ Growing market for case-pack merchandising, replacing paperboard cartons ➢ Growing demand for source reduction	11.5MM lbs	
Blockade®	➢ Growing market for replacement of metallized moisture control / pesticide films	6.0MM lbs	
FreshView™	➢ Growing market for "Window" into the bag to view contents	4.0MM lbs	
Stratos™ Stretch Film	➢ Growing market for lowest-gage possible to accomplish pallet wrapping tasks ➢ 2008 Flexible Packaging Award Winner - *Sustainability Innovation* Category	10.5MM lbs	
Steam Quick®	➢ Growing market for "microwave-in-the-bag" packaging ➢ 2008 Flexible Packaging Award Winner - *Packaging Innovation* Category	2.5MM lbs	

PLIANT – CONFIDENTIAL

12

13 PLIANT – CONFIDENTIAL 21 26 15 17 19 21 23 25 27 Number of Patents 2004/2005 2006/2007 Pliant Pliant’s Innovations Have Truly Been s Innovations Have Truly Been “Industry Firsts Industry Firsts” and Our Patent Application Rate Proves It and Our Patent Application Rate Proves It

14 PLIANT – CONFIDENTIAL Pliant Summary Pliant Summary We are committed to our Business Plan and we are steadily winning profitable business the right way Innovative products, contemporary assets, categorywinning customers, long-term contracts We will aggressively lower our costs further in 2008 Consolidating 3 more plants, lowering operational waste rates again, lowering cycletimes again, increasing recycling & reuse rates again Pliant had a record-breaking year in 2007 and looks forward to a great year in 2008

15 PLIANT – CONFIDENTIAL Grow With Us!

16 PLIANT – CONFIDENTIAL Cautionary Statement for Forward Cautionary Statement for Forward- Looking Information Looking Information Any disclosures in this presentation that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are subject to risks and uncertainties and are subject to change based upon a variety of factors that could cause actual results to differ materially from those we currently anticipate. Factors that could have a material and adverse impact on actual results are identified in the reports and documents Pliant files from time to time with the U.S. Securities and Exchange Commission. Pliant undertakes no obligation to publicly release the results of any revisions to these forward-looking statements to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.